                                    FILING
                                    ------

EXPLANATORY NOTE: Sonat Offshore Drilling Inc. intends to utilize the following presentation materials in connection with its discussions with shareholders of Transocean ASA and shareholders of Sonat Offshore regarding the exchange offer by Sonat Offshore for Transocean shares and certain related proposals to be voted on by Sonat Offshore shareholders, as more fully described in the Registration Statement on Form S-4 (No. 333-09105) of Sonat Offshore. These materials are filed pursuant to Rule 14a-6(c) under the Securities Exchange Act of 1934.


          Cover page: Entitled "Transocean Offshore Inc., Leading In Offshore Drilling Innovation" with a background of four photographs of drilling rigs, two of which (the Discoverer 534 and Sonat Richardson) are owned by Sonat Offshore Drilling Inc. and two of which (the TO8 and Transocean Wildcat) are owned by Transocean ASA.

                              Proposed Combination
- --------------------------------------------------------------------------------



*   Exchange Offer            0.53 Sonat Offshore Drilling shares per Transocean share
                              for 80% outstanding Transocean stock; U.S. $27.25 cash per
                              Transocean share for remaining 20%

*   Conditions                80% of Transocean shares tendered;
                              Affirmative vote of Sonat Offshore Drilling shareholders

*   Status                    Transocean Board recommends acceptance:

                              Sonat Offshore Drilling Board recommends affirmative vote;

                              Tiger has committed to tender its shares

*   Timing                    Sonat Offshore Drilling special meeting and termination of formal exchange offer on September 3, 1996

                               Board of Directors
- --------------------------------------------------------------------------------

J. Michael Talbert                            Chairman, CEO, Transocean Offshore

Sonat Offshore Nominees
- -----------------------
Richard D. Kinder                             President, COO, Enron Corp.
Ronald L. Kuehn                               Chairman, President, CEO, Sonat Inc.
Robert J. Lanigan                             Chairman Emeritus, Owens-Illinois Inc.
Max. L. Lukens                                President, COO, Baker Hughes Inc.
Martin B. McNamara                            Partner-in-Charge, Gibson, Dunn & Crutcher
                                              (Dallas Office)

Transocean ASA Nominees
- -----------------------
Fridtjof Lorentzen                            Chairman, CEO, Lorentzen Skibs AS
Reidar Lund                                   President, CEO, Transocean ASA
Einar Kloster                                 President, Eki AS
Kristian Siem                                 Chairman, Norex America Inc.


          Chart entitled "Management and Organization Structure" which indicates the management and organization of the new organization as follows: Mr. J. Michael Talbert is Chairman and CEO with the corporate functions of finance/accounting, mobile rig marketing, human resources and legal reporting directly to him. In addition, W.D. Heagney, President Houston Operations and Reidar Lund, President and CEO Transocean ASA report directly to Mr. Talbert. Under Mr. Heagney are the following functions: mobile units, drilling services and technical services. Under Mr. Lund are the following functions: mobile units, platform drilling and well intervention and engineering and construction.

                          Benefits of the Transaction
- --------------------------------------------------------------------------------

     *    Creates world's premier deepwater, harsh environment driller

     * Enhances diversity of markets, services and customers, thus increasing opportunities and decreasing business risk

     * Results in a strong balance sheet and exceptional fleet contract portfolio, thus providing significant financial flexibility

     *    Increases market capitalization and liquidity of stock

     Graph entitled "Worldwide Competitive Floater Active Supply, July 1986 - July 1996" and showing demand for drilling rigs, active supply and utilization over time. The data, from Offshore Data Services, is as follows:

Time               Demand* Active Supply* Utilization
- -----------------  ------  -------------  ------------
   July 1986          105            183           57%
   August 1986         99            181           55%
   Sept. 1986         104            174           60%
   October 1986        98            169           58%
   Nov. 1986           95            166           57%
   Dec. 1986           94            165           57%
   Jan. 1987           94            162           58%
   Feb. 1987           86            159           54%
   March 1987          85            155           55%
   April 1987          83            144           58%
   May 1987            92            146           63%
   June 1987          101            151           67%
   July 1987          106            152           70%
   Aug. 1987           99            147           67%
   Sept. 1987         106            144           74%
   Oct. 1987          108            142           76%
   Nov. 1987          113            144           78%
   Dec. 1987          115            145           79%
   Jan. 1988          123            149           83%
   Feb. 1988          120            149           81%
   Mar. 1988          124            149           83%
   April 1988         122            147           83%
   May 1988           124            150           83%
   June 1988          127            147           86%
   July 1988          124            148           84%
   Aug. 1988          124            147           84%
   Sept. 1988         122            148           82%
   Oct. 1988          116            148           78%
   Nov. 1988          115            146           79%
   Dec. 1988          111            146           76%
   Jan. 1989          106            146           73%
   Feb. 1989          107            145           74%
   March 1989         110            145           76%
   April 1989         116            148           78%
   May 1989           119            148           80%
   June 1989          125            146           86%

   July 1989          128            146           88%
   Aug. 1989          120            142           85%
   Sept. 1989         115            144           80%
   Oct. 1989          113            144           78%
   Nov. 1989          120            140           86%
   Dec. 1989          122            141           87%
   Jan. 1990          119            142           84%
   Feb. 1990          120            142           85%
   Mar. 1990          123            138           89%
   April 1990         127            140           91%
   May 1990           131            141           93%
   June 1990          129            146           88%
   July 1990          133            146           91%
   Aug. 1990          131            146           90%
   Sept. 1990         136            146           93%
   Oct. 1990          139            146           95%
   Nov. 1990          135            146           92%
   Dec. 1990          136            146           93%
   Jan. 1991          134            146           92%
   Feb. 1991          122            146           84%
   March 1991         135            149           91%
   April 1991         140            151           93%
   May 1991           137            149           92%
   June 1991          142            152           93%
   July 1991          137            150           91%
   Aug. 1991          132            149           89%
   Sept. 1991         131            148           89%
   Oct. 1991          133            149           89%
   Nov. 1991          133            150           89%
   Dec. 1991          128            149           86%
   Jan. 1992          125            147           85%
   Feb. 1992          121            147           82%
   Mar. 1992          126            148           85%
   April 1992         125            148           84%
   May 1992           120            149           81%
   June 1992          119            147           81%
   July 1992          114            147           78%
   Aug. 1992          115            146           79%
   Sept. 1992         113            145           78%
   Oct. 1992          115            143           80%
   Nov. 1992          108            138           78%
   Dec. 1992          106            133           80%
   Jan. 1993          108            134           81%

   Feb. 1993          109            133           82%
   March 1993         110            131           84%
   April 1993         113            130           87%
   May 1993           111            129           86%
   June 1993          110            129           85%
   July 1993          115            129           89%
   Aug. 1993          119            129           92%
   Sept. 1993         111            126           88%
   Oct. 1993          117            126           93%
   Nov. 1993          117            126           93%
   Dec. 1993          115            125           92%
   Jan. 1994          116            126           92%
   Feb. 1994          115            126           91%
   Mar. 1994          109            126           87%
   April 1994         105            127           83%
   May 1994           104            127           82%
   June 1994          105            127           83%
   July 1994          112            128           88%
   Aug. 1994          108            127           85%
   Sept. 1994         104            127           82%
   Oct. 1994          111            128           87%
   Nov. 1994          112            127           88%
   Dec. 1994          108            125           86%
   Jan. 1995          104            124           84%
   Feb. 1995          110            123           89%
   March 1995         111            122           91%
   April 1995         117            124           94%
   May 1995           117            123           95%
   June 1995          116            124           94%
   July 1995          117            125           94%
   Aug. 1995          115            124           93%
   Sept. 1995         120            125           96%
   Oct. 1995          118            127           93%
   Nov. 1995          118            129           91%
   Dec. 1995          118            128           92%
   Jan. 1996          120            133           90%
   Feb. 1996          125            136           92%
   Mar. 1996          127            136           93%
   April 1996         128            136           94%
   May 1996           131            135           97%
   June 1996          133            137           97%
   July 1996          133            137           97%

* Number of drilling rigs

     Graph entitled "Worldwide Competitive Floater Active Supply, July 1986 - July 1996" and showing demand for drilling rigs, active supply and utilization over time. The data, from Offshore Data Services, is as follows:


     Time           Demand*     Active Supply* Utilization
     ----           ------      -------------  ------------
     July 1986        105            183           57%
     March 1987        85            155           55%
     Nov. 1987        113            144           78%
     July 1988        124            148           84%
     March 1989       110            145           76%
     Nov. 1989        120            140           86%
     July 1990        133            146           91%
     March 1991       135            149           91%
     Nov. 1991        133            150           89%
     July 1992        114            147           77%
     March 1993       110            131           84%
     Nov. 1993        117            126           93%
     July 1994        112            128           87%
     March 1995       111            122           91%
     Nov. 1995        118            129           91%
     July 1996        133            137           97%

- ------------------
* Number of drilling rigs

     Bar graph entitled "Wells Drilled" and depicting the number of wells drilled in over 2000 feet for the years 1980 to the present. The data is from Offshore Data Services and the U.S. Department of Energy and is as follows:


                      Year                 Wells Drilled
                      ----                 -------------

                      1980                      14
                      1981                       4
                      1982                       8
                      1983                       5
                      1984                      19
                      1985                      28
                      1986                      31
                      1987                      38
                      1988                      32
                      1989                      30
                      1990                      28
                      1991                      36
                      1992                      16
                      1993                      26
                      1994                      74
                      1995                      84
                      1996 to date              45

     Three pie charts entitled "Contract Status of Strategic Floaters, 1997-99". The floaters depicted include all 4th generation semis, dynamically positioned drillships and the best of the remaining floaters (representing approximately 36% of the competitive floater fleet). The charts have the following data points:

                                      1997
                                      ----

                                Contracted - 86%
                             Option/Discussion - 8%
                                 Available - 6%


                                      1998
                                      ----

                                Contracted - 63%
                            Option/Discussion - 14%
                                Available - 23%

                                      1999
                                      ----

                                Contracted - 40%
                            Option/Discussion - 12%
                                Available - 48%

     Pie chart entitled "Oil and Gas, Prospective Offshore Areas" indicating the percentage of explored and unexplored areas based upon the Deepstar Project data. The data is as follows: Unexplored - 60%, Explored - 40%, with 95% of the unexplored areas being in over 3000 feet of water.

     Bar chart entitled "Wells Drilled vs. Oil Price" comparing the wells drilled in over 2000 feet for the years 1980 to the present in relationship to the WTI price per barrel of oil. The data is from Offshore Data Services and the Department of Energy and is as follows:




          Year                Wells Drilled       WTI/Bbl price
          ----                -------------       -------------
          1980                      14              $37.37
          1981                       4              $36.67
          1982                       8              $32.75
          1983                       5              $30.25
          1984                      19              $29.83
          1985                      28              $28.08
          1986                      31              $16.44
          1987                      38              $19.18
          1988                      32              $15.96
          1989                      30              $19.60
          1990                      28              $24.35
          1991                      36              $21.56
          1992                      16              $20.57
          1993                      26              $18.47
          1994                      74              $17.19
          1995                      84              $18.42
          1996 to date              45              $20.78

     Pie chart entitled "Worldwide Active, Mobile Offshore Drilling Units" and indicating the number of units which are (i) bottom supported, (ii) floaters capable of drilling in less than 3000 feet or (iii) floaters capable of drilling in more than 3,000 feet. The data is from Offshore Data Services. The data depicted is as follows: bottom supported - 293 drilling rigs, floaters capable of drilling in less than 3000 feet - 96 drilling rigs and floaters capable of drilling in more than 3000 feet - 44 drilling rigs (23 in service and 20 announced upgrades/construction).

     Pie charts entitled "Limited Supply of Floaters to Drill Prospective Offshore Areas" which shows both of the pie charts previously shown separately, entitled "Oil and Gas, Prospective Offshore Areas" and "Worldwide Active, Mobile Offshore Drilling Units" with dotted lines indicating that only 43 rigs (23 in service and 20 announced upgrades/construction) are capable of drilling most of the 60% unexplored areas.

     Pie chart entitled "Creates world's premier deepwater, harsh environment driller, 3rd and 4th Generation Semisubmersibles" which indicates the number of competitive 3rd and 4th generation semisubmersibles owned by the identified companies and the percentage of the total represented thereby. The data is from Offshore Data Services. The data includes all announced semisubmersible upgrades. The indicated rig ownership of Sonat Offshore and Reading & Bates includes beneficial ownership in two rigs owned by Arcade Drilling which is 75% owned by Reading & Bates and 25% owned by Transocean Offshore. The data is as follows:



     Company                     Number of Rigs            Percentage
     -------                     --------------            -----------
     Transocean Offshore              14.5                    22%
     Sedco-Forex                        12                    18%
     Diamond Offshore                    9                    14%
     Reading & Bates                   5.5                     8%
     Saipem                              3                     5%
     Smedvig                             3                     5%
     Atwood                              3                     5%
     Global Marine                       3                     5%
     Others (2 each)                     6                     9%
     Others (1 each)                     6                     9%

     Pie chart entitled "Creates world's premier deepwater, harsh environment driller, Fourth Generation Semi Ownership" which indicates the number of 4th generation semisubmersibles owned by the identified companies and the percentage of the total represented thereby. The data is from Offshore Data Services. The data includes Sonat Offshore's and Reading & Bates' partial ownership in the two rigs owned by Arcade Drilling. The data is as follows:


     Company                      Number of Rigs        Percentage
     -------                      --------------        -----------
     Transocean Offshore               5.5                 42%
     Diamond Offshore                    3                 23%
     Reading & Bates                   2.5                 19%
     Smedvig                             1                  8%
     Saipem                              1                  8%


     Pie chart entitled "Creates world's premier deepwater, harsh environment driller, North Sea Semisubmersible Leadership", which indicates the number of competitive and active semisubmersibles located in the North Sea owned by the identified companies and the percentage of the total represented thereby. The data includes Sonat Offshore's and Reading & Bates' beneficial ownership in the rigs owned by Arcade Drilling. The data is from Offshore Data Services. The data is as follows:


     Company                       Number of Rigs         Percentage
     -------                       --------------         -----------
     Transocean Offshore              11.5                    24%
     Sedco-Forex                         9                    19%
     Diamond                             4                     9%
     Fred Olsen                          3                     6%
     Reading & Bates                   4.5                    10%
     Saipem                              3                     6%
     Smedvig                             2                     4%
     Stena                               2                     4%
     Maersk                              2                     4%
     Deep Sea                            2                     4%
     Others (1 each)                     4                     9%



       Three pie charts entitled "Creates world's premier deepwater, harsh environment driller, Deepwater Market Ownership", which indicates the number of rigs, and percentage of the total represented thereby, of rigs capable of drilling in greater than 3000 feet, 4000 feet and 5000 feet, respectively, owned by the indicated companies. The data is from Offshore Data Services and includes competitive and active rigs and announced upgrades, conversions and new construction. The data is as follows:

                             Greater than 3000 Feet
                             ----------------------
     Company                                                     Percentage
     -------                                                     ----------
     Transocean Offshore                                             23%
     Diamond                                                         26%
     Sedco-Forex                                                     9%
     Reading & Bates                                                 9%
     Falcon Drilling                                                 9%
     Noble                                                           7%
     Global Marine                                                   7%
     Other                                                           9%


                             Greater than 4000 Feet
                             ----------------------

     Company                                                     Percentage
     -------                                                     ----------
     Transocean Offshore                                             25%
     Diamond Offshore                                                21%
     Sedco-Forex                                                     11%
     Reading & Bates                                                 7%
     Global Marine                                                   7%
     Noble                                                           11%
     Other                                                           11%
     Falcon Drilling                                                 7%


                             Greater than 5000 Feet
                             ----------------------

     Company                                                     Percentage
     -------                                                     ----------
     Transocean Offshore                                             22%
     Diamond Offshore                                                28%
     Sedco-Forex                                                     17%
     Global Marine                                                   11%
     Falcon Drilling                                                 11%
     Other                                                           11%


     Bar chart entitled "Creates world's premier deepwater, harsh environment driller, Enhanced Upgrade Potential" and depicting the current water depth and potential water depth of certain Sonat Offshore and Transocean rigs. The data includes rigs under construction or where an upgrade/conversion is underway. The data is as follows:


     Rig                      Current WD Rating  Potential WD Rating
     ---                      -----------------  -------------------
     D. 534                          7,800              7,800
     D. Enterprise*                  7,000             10,000
     D. Seven Seas                   6,500              7,800
     Richardson                      5,000              6,000
     Marianas*                       4,500              6,000
     Rather                          4,000              6,000
     Amirante*                       3,500              3,500
     Legend                          3,500              3,500
     Driller                         3,000              3,500
     Goodrich (25%)                  2,000             10,000
     Paul Loyd (25%)                 2,000              5,000
     John Shaw                       2,000              3,000
     TO8                             2,000              5,000
     Arctic                          1,650              5,000
     Polar Pioneer                   1,500              5,000
     Prospect                        1,500              3,500
     Saga                            1,500              3,500
     Searcher                        1,500              3,500

- ------------
* Rig under construction or upgrade/conversion underway

     Six pie charts entitled "Creates world's premier deepwater, harsh environment driller, Purity of Business Focus" with one chart for each of six companies, indicating the percentage of deepwater/harsh environment rigs and other rigs, owned by each such company. The data includes all currently owned and active rigs and announced upgrades, conversions and new construction. The data also includes Sonat Offshore's and Reading & Bates' beneficial ownership in the rigs owned by Arcade Drilling. The data is as follows:


                             Deepwater/Harsh
                             ---------------
Company                Environment Rigs/Percentage   Other Rigs/Percentage
- -------                ----------------------------  ----------------------
Transocean Offshore                 72%                         28%
Diamond Offshore                    29%                         71%
Reading & Bates                     32%                         68%
Global Marine                       14%                         86%
Ensco                                0%                        100%
Noble Drilling                       7%                         93%


     Chart entitled "Enhanced Diversity of Markets, Services and Customers, Geographic Diversity - Floater Fleet" and depicting the location of the floater fleet of Sonat Offshore and Transocean against the backdrop of a world map. The data is as follows:


     North/Sea; British/Danish Sector:  Transocean Rigs - Transocean No. 8,
                                        Transocean Explorer, Transocean
                                        Discoverer, Kan Tan IV (management
                                        only); Sonat Rigs -John Shaw, Paul B.
                                        Loyd, Jr. (25%), and Henry Goodrich
                                        (25%)


     North Sea; Norwegian Sector:       Transocean Rigs - Transocean Arctic,
                                        Transocean Searcher, Transocean Wildcat,
                                        Treasure Saga, Treasure Prospect; Sonat
                                        Rig -Polar Pioneer


     U.S. Gulf:                         Sonat Rigs - Sonat Rather, Sonat
                                        Richardson, Sonat D-F 96 and 97,
                                        Offshore Marianas, Offshore Amirante,
                                        Discoverer 534 and Discoverer
                                        Enterprise; the Marianas, Amirante and
                                        Enterprise are under construction or an
                                        upgrade/conversion is underway


     Brazil:                            Transocean Rig - Treasure Legend; Sonat
                                        Rig -Discoverer Seven Seas


     West Africa:                       Transocean Rig - Transocean Driller

     Chart entitled "Enhanced Diversity of Markets, Services and Customers, Geographic Diversity - Bottom Supported Fleet" and depicting the location of the bottom supported fleet against the backdrop of a world map. The data is as follows:

     North Sea; British/Danish Sector:  Transocean Rig - Shelf Explorer

     North Sea; Norwegian Sector:       Transocean Rig - Transocean Nordic

     U.S. Gulf:                         Transocean Rigs - Glomar Adriatic VI and
                                        Glomar Adriatic VII

     West Africa:                       Transocean Rig - Glomar Adriatic V

     Middle East:                       Sonat Rigs - Offshore Jupiter, Offshore
                                        Comet, Interocean III and Offshore
                                        Mercury

             Enhanced Diversity of Markets, Services and Customers
- --------------------------------------------------------------------------------
                       Fully Integrated Drilling Services


     *    Drilling services to meet specific needs of customers
          >    turnkey drilling
          >    other aligned services

     *    Platform Drilling and Well Intervention
          >    production drilling and maintenance services on fixed platforms
          >    drilling solutions - coiled tubing, Rubicon 2000, Chameleon

     *    Engineering and Construction
          >    maintenance and modification work
          >    cost-effective technical solutions

             Enhanced Diversity of Markets, Services and Customers
- --------------------------------------------------------------------------------
                         Strong Customer Relationships


               Sonat Offshore Drilling                         Transocean ASA
               -----------------------                         --------------

               Shell                                           Statoil

               Amoco/Gupco                                     Norsk Hydro

               Norsk Hydro                                     Amerada Hess

               Petrobras                                       Saga

               Texaco

               Exxon

               British Petroleum

     Bar chart entitled "Significant Financial Flexibility, Fleet Contract Status" and depicting the contract status as "Firm", "Option" or "Letter of Intent" for the combined entities' third and fourth generation rigs and drillships for the years 1996, 1997 and 1998. The data includes rigs under construction and rigs where a conversion/upgrade is underway. The data is as follows:

     4th Generation
          Arctic - Firm: Jan - March 1996 and May 1996 - Sept. 1997

          Pioneer - Firm: Jan. 1996 - July 1997; Option: August 1997 - Dec. 1998

          Rather - Firm: Jan 1996 - June 1998

          Richardson - Firm: Jan 1996 - Jan. 1998; Option: Feb. 1998 - Dec. 1998

          TO8 - Firm: Jan. 1996 - March 1997 and May 1997 - Dec. 1998

          Goodrich - Firm: Jan. 1996 - Dec. 1998

          Loyd - Firm: Jan. 1996 - Dec. 1998

     Third Generation
          Amirante - Firm: May 1997 - April 1998; Option: May 1998 - Dec. 1998

          Driller - Firm: Jan. - Mar. 1996 and May 1996 - May 1997

          Legend - Firm: Jan. 1996 - Dec. 1997

          Marianas - Firm: August 1997 - Dec. 1998

          Prospect (part of Statoil Agreement) - Firm: Jan 1996 - Dec. 1998

          Saga (part of Statoil Agreement) - Firm: Jan 1996 - Dec. 1998

          Searcher (part of Statoil Agreement) - 1st half of Jan. 1996; Feb. 1996 - Dec. 1998

          Shaw - Firm: Jan. 1996 - October 1996; Letter of Intent: Nov. 1996 - Dec. 1998

     Drillships
          D 534 - Firm Jan. 1996 and April 1996 - Jan. 1998; Option: Feb. 1998 - Dec. 1998;

          Enterprise - Firm: June 1998 - Dec. 1998

          Seven Seas - Firm Jan. 1996 - Nov. 1996 and April 1997 - Dec. 1998;

                       Significant Financial Flexibility
- --------------------------------------------------------------------------------
                               Capital Structure


                                            Pro Forma
                                            3/31/96 (1)
                                            ($ millions)
                                           --------------

        Total assets                           $2,500

        Equity                                 $1,600

        Debt                                   $  560


        Debt/total capital                        26%


(1) Anchor Drilling sale not reflected

                       Significant Financial Flexibility
- --------------------------------------------------------------------------------
                                Credit Agreement


               *  $600 million facility
                    -    6 year term
                    -    replace $100 million revolver

               *  Matrix pricing based on debt/total capital
                    -    anticipate LIBOR plus 45 basis points
                    -    debt/total cap covenant 45% reducing to 40%

               *  Oversubscribed by over $200 million
                    -    19 banks participating

               *  Proceeds used to:
                    -    fund acquisition
                    -    pay-off Transocean debt

                       Significant Financial Flexibility
- --------------------------------------------------------------------------------
                               Project Financing

               *  Future capital requirements
                    -    Amoco (Enterprise and Amirante)
                            $280 million remaining (1996-98)
                    -    Marianas
                            $120 million remaining (1996-97)
                    -    Seven Seas
                            $45 million remaining (1996-97)
                    -    Transocean No. 8
                           $45 million (1997)

               *  Project finance (Enterprise and Amirante)
                    -    Evaluating term sheets
                    -    80% non-recourse financing anticipated
                    -    100% financing during construction
                    -    LIBOR + 100 basis points

                       Significant Financial Flexibility
- --------------------------------------------------------------------------------
                           Pro Forma Merger Analysis

               *  Rig values - purchase price allocation
                    -    remaining lives - 10 to 25 years
                    -    average 16.7 years

               *  Earnings impacted by Goodwill
                    -    40 year amortization

               *  EPS sensitive to reinvestment assumptions

               *  Operation synergies and cost savings
                    - approximately $70 million combined overhead corporate and local
                         $5 million in Aberdeen
                    -    operating efficiencies UK vs. Norway


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

                       Significant Financial Flexibility
- --------------------------------------------------------------------------------
                           Pro forma Merger Analysis


                    *    Cash flow accretion

                    *    Flexibility
                         -    stepped-up basis for U.S. tax purposes
                         -    effective tax rate


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

     Bar graph entitled "Increased Market Capitalization and Liquidity, Market Capitalization Ranking at August 1, 1996 (million)" and depicting the market capitalization rankings of selected drilling companies. The data is as follows:

               Diamond Offshore -   $3.362 million (with $1.647 million held by
                                    a controlling shareholder)
               Transocean Offshore -    $2.551 million
               Global Marine -          $2.471 million
               Ensco -                  $1.939 million
               Noble -                  $1.875 million
               Reading & Bates -        $1.530 million
               Rowan -                  $1.279 million
               Smedvig -                $636 million


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

                              Combination Summary
- --------------------------------------------------------------------------------


     *  Creates world's premier deepwater, harsh environment driller

     * Enhances diversity of markets, services and customers, thus increasing opportunities and decreasing business risk

     * Results in a strong balance sheet and exceptional fleet contract portfolio, thus providing significant financial flexibility

     *  Increases market capitalization and liquidity of stock



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